UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   May 11, 2011

SMART BALANCE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33595	20-2949397
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

115 West Century Road - Suite 260 Paramus, New Jersey	07652
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (201) 568-9300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)

On May 11, 2011, Smart Balance, Inc. (the “Company”) held an annual meeting of its stockholders in order to vote on the proposals set forth below.

(b)

Proposal 1: To elect William E. Hooper, Gerald J. Laber and James B. Leighton to the Board of Directors to serve a three-year term and until their successors have been elected and qualified.  The votes on this proposal were cast as follows:

Nominee:	Votes For:	Votes Withheld:	Broker Non-Votes:
William E. Hooper	44,960,207	2,090,053	9,595,551
Gerald J. Laber	45,050,467	1,999,793	9,595,551
James B. Leighton	45,104,357	1,945,903	9,595,551

Therefore, in accordance with the voting results listed above William E. Hooper, Gerald J. Laber and James B. Leighton were re-elected to the Board of Directors.

Proposal 2: To approve the advisory resolution on executive compensation, which is commonly referred to as a “say-on-pay” vote.  The votes on this proposal were cast as follows:

For:	42,070,398
Against:	2,076,148
Abstain:	2,903,714
Broker Non-Votes:	9,595,551

Therefore, in accordance with the voting results listed above, Proposal 2 was approved by the stockholders of the Company.

Proposal 3:  To provide an advisory vote on the frequency of holding future advisory votes on executive compensation, which are commonly referred to as “say-on-pay” votes.  The votes on this proposal were cast as follows:

One Year:	39,921,523
Two Years:	205,636
Three Years:	5,209,102
Abstain:	1,713,998
Broker Non-Votes:	9,595,551

Therefore, in accordance with the voting results listed above, “One Year” was approved by the stockholders of the Company.

Proposal 4: To ratify the appointment of Ehrhardt Keefe Steiner & Hottman PC as the Company’s independent registered public accounting firm for 2011.  The votes on this proposal were cast as follows:

For:	55,997,198
Against:	159,881
Abstain:	488,732
Broker Non-Votes:	9,595,551

Therefore, in accordance with the voting results listed above, Proposal 4 was approved by the stockholders of the Company.

(d)

In light of the results of the advisory vote on the frequency of future say-on-pay votes, our Board of Directors has determined that the Company will hold an advisory say-on-pay vote annually.  Our Board of Directors may reevaluate this determination after the next stockholder advisory vote on the frequency of say on pay votes.

Item 8.01.                      Other Events.

On May 13, 2011, the Company issued a press release announcing the results of its annual meeting of stockholders.  The press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference

Item 9.01.                      Financial Statements and Exhibits.

(d)

Exhibits.

99.1    Press Release, dated May 13, 2011, issued by Smart Balance, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 13, 2011	SMART BALANCE, INC.
(registrant)

	By:	/s/ Alan S. Gever
Alan S. Gever
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated May 13, 2011, issued by Smart Balance, Inc.